Exhibit 10.1

SECURITIES EXCHANGE AGREEMENT

THIS SECURITIES EXCHANGE AGREEMENT (this “Agreement”) is entered into as of September ___, 2019 by and between General Cannabis Corp, a Colorado corporation (the “Company”), and the signatory hereto (the “Purchaser”).

WHEREAS, in April 2018, the Purchaser and certain other purchasers (such other purchasers, together with the Purchaser, the “Purchasers”) did each purchase from the Company a senior secured promissory note (each such promissory note a “2018 Note”), each 2018 Note also being subject to the benefit of a certain security agreement (each a “Security Agreement”).   The purchase and sale of the 2018 Notes was effected pursuant to the terms of a Promissory Note and Warrant Purchase Agreement entered into between the Company and each Purchaser (the “2018 Purchase Agreement”).

WHEREAS, the Company and the Purchaser desire to enter into this Agreement pursuant to which the Purchaser consents to cancel the 2018 Note, including the release and cancellation of the Security Agreement, in exchange for the issuance by the Company to the Purchaser of a senior unsecured promissory note  in the form attached hereto as Exhibit A (the “Note”) and a warrant to purchase shares of the common stock, par value $0.001 per share, of the Company at an exercise price of $1.30 per share, in the form attached hereto as Exhibit B (the “Warrant”), on the terms and conditions set forth herein.  The Notes and the Warrants issued to the Purchasers in exchange for the 2018 Notes are sometimes referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions.  As used herein, the following terms shall have the following meanings:

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Transactions” means the transactions contemplated by this Agreement.

2.

Authorization, Exchange, Consent and Closing.

(a)

Authorization.  The Company has authorized the issuance and sale to the Purchasers of the Securities in exchange for the 2018 Notes.

(b)

Exchange.  Upon the terms and subject to the conditions set forth herein, at the Closing (as defined below) the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Securities, in exchange for the 2018 Notes, including the release and cancellation of the Security Agreement (the “Securities Exchange”).  The principal amount of the Note issued to the Purchaser pursuant to the Securities Exchange shall equal the principal amount of the 2018 Note held by the Purchaser as of the date thereof.  The Warrant issued to the Purchaser pursuant to the Securities Exchange shall be exercisable for one share of Common Stock for each $1.00 of principal amount of the Note issued to the Purchaser pursuant to the Securities Exchange.  For the avoidance of doubt, the Securities Exchange does not affect the Company’s obligation to pay accrued interest on the 2018 Notes, and the Company will pay such accrued interest at or about the time of the Securities Exchange.

(c)

Consent.  By entering into this Agreement, the Purchaser hereby consents to the following: (i) the terms of this Agreement shall replace the terms of the 2018 Purchase Agreement, thereby amending the 2018 Purchase Agreement, as to each and every aspect and term related to the 2018 Notes, (ii) the Note shall replace the 2018 Note, thereby amending the terms of the 2018 Note and (iii) the Security Agreement is released and cancelled.  The foregoing consent and the resulting amendments shall take effect (“Effective Consent”) when the holders of a majority in interest of the 2018 Notes execute and deliver to the Company a Securities Exchange Agreement with this consent provision.

(d)

The Closing.  The closing of the Securities Exchange (the “Closing”) shall take place as soon as reasonably practicable following the Effective Consent (the “Closing Date”).

(e)

Closing Deliveries.  At the Closing, the Purchasers shall deliver and surrender to the Company the 2018 Note, and the Company shall issue and deliver to the Purchasers the Securities.

3.

Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, that:

(a)

The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Colorado.  The Company has all requisite corporate power and authority to carry out the Transactions.

(b)

The execution, delivery and performance of this Agreement has been duly authorized by the Company.  This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditor’s rights generally, by general equitable principles and by any implied covenant of good faith and fair dealing.  The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Securities hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not conflict with or result in a breach of the terms, conditions or provisions of, constitute a default under, result in a violation of, or require any authorization, consent, approval, exemption or other action by or notice to any third party or any court or administrative or governmental body pursuant to, (i) the organizational documents of the Company, (ii) any law, statute, rule or regulation to which the Company is subject, or (iii) any agreement, instrument, order, judgment or decree to which the Company is subject, except for any consents or approvals which have been obtained prior to the date hereof and, in the case of subclauses (ii) and (iii) above, for any conflict, result, default, right or other requirement that could not reasonably be expected to have a material adverse effect on the Transactions.

(c)

When the Securities are issued in accordance with the terms hereof, the Securities will be validly issued.  The Company has taken all corporate action necessary to authorize the issuance of the shares of Common Stock for which the Warrants will be exercisable and, upon issuance of such shares of Common Stock in accordance with the terms of the Warrants, such shares of Common Stock will be validly issued, fully paid and non-assessable.

(d)

The exchange of the 2018 Notes for the Securities is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933 as amended (the “Securities Act”).  The Company may also issue additional Notes and/or additional Warrants for cash consideration received from the Purchasers or additional purchasers in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) as promulgated by the Securities and Exchange Commission under the Securities Act.  To participate in the Securities Exchange, each holder of 2018 Notes is required to represent and warrant to the Company that it is an “accredited investor” as such term is defined in Regulation D.

(e)

The Company is not a party to or in any way obligated to make any payment relating to, any contract or outstanding claim for the payment of any broker’s or finder’s fee in connection with the origin, negotiation, execution or performance of this Agreement or the purchase of the Securities in the Securities Exchange hereunder, other than any such payments which have been or will be satisfied in full by the Company.

4.

Purchaser's Investment Representations.  The Purchaser hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date, that:

(a)

The Purchaser has all requisite power and authority (and, if the Purchaser is an individual, legal capacity) to execute and deliver this Agreement and consummate the Transactions. The Purchaser has taken all action as and in the manner required by law or otherwise to authorize the execution, delivery and performance of this Agreement and the Transactions.

(b)

The execution and delivery of this Agreement does not, and the consummation of the Transactions will not, violate (i) any material terms of any material contract or commitment of any kind or character to which the Purchaser is a party or by which the Purchaser or any of the Purchaser’s property may be bound, or (ii) to Purchaser’s knowledge, any law, regulation, rule, judgment or order applicable to the Purchaser or the Purchaser’s property.

(c)

This Agreement constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar laws relating to creditor’s rights generally, by general equitable principles and by any implied covenant of good faith and fair dealing.

(d)

The Purchaser is an “accredited investor”, as defined under Rule 501(a) promulgated under Regulation D under the Securities Act. The Purchaser certifies to the Company that the information in this Section 4(d) is complete and accurate and may be relied upon by the Company to invoke any applicable exemption from federal and state securities laws in connection with Purchaser’s acquisition of the Securities hereunder.

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(e)

The Purchaser is acquiring the Securities for the Purchaser’s own account for investment purposes only and not for subdivision, fractionalization, resale or distribution; the Purchaser has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities (or any portion thereof); and the Purchaser has no present plans or intentions to enter into any such contract, undertaking or arrangement.

(f)

The Purchaser understands that the Securities have not and will not be registered under the Securities Act or the securities laws of any state, and cannot be sold or transferred without compliance with the registration provisions of the Securities Act, and the applicable state securities laws, or compliance with exemptions, if any, available thereunder.  The Purchaser expressly represents that (i) the Purchaser has such knowledge and experience in financial and business matters that it has the capacity to protect the Purchaser’s own interests in connection with the purchase of the Securities in the Securities Exchange; (ii) the Purchaser is capable of evaluating the merits and risks of an investment in the Company through the acquisition of the Securities; (iii) the Purchaser’s financial condition is such that it has no need for liquidity with respect to the Purchaser’s investment in the Company to satisfy any existing or contemplated undertaking or indebtedness; (iv) the Purchaser is able to bear the economic risk of the Purchaser’s investment in the Company for an indefinite period of time, including the risk of losing all of such investment, and loss of such investment would not materially adversely affect the Purchaser; and (v) the Purchaser has either secured independent tax advice with respect to the investment in the Company, upon which the Purchaser is solely relying, or the Purchaser is sufficiently familiar with the income taxation issues in connection with an investment in the Securities and the Exchange transaction that the Purchaser has deemed such independent advice unnecessary.

(g)

The Purchaser expressly acknowledges that (i) no federal or state agency has reviewed or passed upon the adequacy or accuracy of the information set forth in the documents submitted to the Purchaser or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of an investment in the Company; (ii) there are restrictions on the transferability of the Securities; (iii) there will be no public market for the Securities, and, accordingly, it may not be possible for the Purchaser to liquidate the Purchaser’s investment in the Company; and (iv) any anticipated federal or state income tax benefits applicable to the Securities may be lost through changes in, or adverse interpretations of, existing laws and regulations.

(h)

The Purchaser acknowledges that the Company has made all documents pertaining to this Agreement and the transactions contemplated herein available and has allowed it an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in such documents.

(i)

The Purchaser is not a party to or in any way obligated to make any payment relating to any contract or outstanding claim for the payment of any broker’s or finder’s fee in connection with the origin, negotiation, execution or performance of this Agreement or the purchase of the Securities in the Securities Exchange hereunder.

(j)

The proposed investment in the Company by the Purchaser, including any beneficial owner of Purchaser or the investment (an “Underlying Beneficial Owner”), as the case may be, will not directly or indirectly contravene United States federal, state, international or other laws, rules or regulations, including anti-money laundering laws, rules and regulations (a “Prohibited Investment”) and no investment in the Company by the Purchaser or, if applicable, any Underlying Beneficial Owner will be derived from any illegal or illegitimate activities.

(k)

The Purchaser understands that federal regulations and executive orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, persons and entities (see, for a list of OFAC countries: www.treas.gov/ofac).  The Purchaser further represents and warrants that, to the best of its knowledge, none of the Purchaser, any of its affiliates, or, if applicable, any Underlying Beneficial Owner or related person, is a country, territory, person or entity named on an OFAC list, nor is the Purchaser nor any of its affiliates, or, if applicable, any Underlying Beneficial Owner or related person, a natural person or entity with whom dealings are prohibited under any OFAC regulations.

(l)

Neither the Purchaser nor, if applicable, any Underlying Beneficial Owner or, to the best of Purchaser’s knowledge, any related person, is a foreign bank without a physical presence in any country other than a foreign bank that (i) is an affiliate of a depositary institution, credit union or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable, and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depositary institution, credit union or foreign bank (each, a “Regulated Affiliate”).

(m)

Except as otherwise disclosed to the Company in writing: (i) neither the Purchaser nor, if applicable, any Underlying Beneficial Owner or, to the best of Purchaser’s knowledge, any related person, is resident in, or organized or chartered under the laws of, (A) a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Interrupt and Obstruct Terrorism Act of 2001 (the “PATRIOT Act”) as warranting special measures due to money laundering concerns or (B) any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which

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designation the United States representative to the group or organization continues to concur (a “Non-Cooperative Jurisdiction”); (ii) the subscription funds of the Purchaser and, if applicable, any Underlying Beneficial Owner, do not originate from, nor will they be routed through, an account maintained at (A) a foreign shell bank (see, for a definition of the foregoing: www.treasury.gov), (B) a foreign bank (other than a Regulated Affiliate) that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license, or (C) a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction; and (iii) neither the Purchaser nor, if applicable, any Underlying Beneficial Owner or, to the best of Purchaser’s knowledge, any related person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, in each case within the meaning of the PATRIOT Act.

5.

Covenants.

(a)

Upon the terms and subject to the conditions of this Agreement, each of the Purchaser and the Company will use commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the Transactions.

(b)

The Purchaser hereby acknowledges and agrees that, notwithstanding anything to the contrary contained in any document, if, following the Purchaser’s investment in the Company, the Company reasonably believes that the investment is or has become a Prohibited Investment or if otherwise required by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional investments, restricting any payments or distributions and/or declining any requests to transfer the Purchaser’s Securities.  In addition, in any such event, the Purchaser may forfeit its investment or may otherwise be subject to the remedies required by law, and the Purchaser shall have no claim against the Company or any of their respective affiliates for any form of damages as a result of any of the actions described in this paragraph.  The Company may also be required to report such action and to disclose the Purchaser’s identity or provide other information with respect to the Purchaser to OFAC or other governmental entities.

(c)

The Company agrees to file with the SEC as soon as reasonably practicable following the Closing Date a registration statement on Form S-3 or such other form (including a post-effective amendment to a registration statement) under the Securities Act then available to the Company (the “Registration Statement”) providing for the resale of the shares of Common Stock issuable upon exercise of the Warrants (the “Registrable Securities”).  The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC.  Any Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available to the Purchasers of any and all Registrable Securities.  The Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement; provided, however, that failure to do so shall not constitute a breach of this Agreement.  The Company shall pay all registration expenses in connection with the registration of the Registrable Securities pursuant to this Agreement.  Each Purchaser participating in a registration pursuant to this Agreement shall bear such Purchaser’s proportionate share (based on the total number of Registrable Securities sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees in connection with a registration of Registrable Securities pursuant to this Agreement.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this paragraph 5(c) with respect to Registrable Securities of any selling Purchaser that such selling Purchaser shall furnish to the Company such information as reasonably requested by the Company to effect the registration of such Purchaser’s Registrable Securities, including information regarding such selling Purchaser, the Registrable Securities held by it, and the intended method of disposition, as well as in connection with any sale of Registrable Securities by the Purchasers.

6.

Conditions to the Obligations of the Purchaser.  The obligation of the Purchaser to purchase the Securities in the Securities Exchange at the Closing and the other obligations of the Purchaser hereunder required to be performed on the Closing Date shall be subject to the satisfaction (or waiver by the Purchaser) as of the Closing Date of the following conditions:

(i)

The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

(ii)

The Company and its subsidiaries shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by it and its subsidiaries by the Closing Date.

(iii)

There shall be Effective Consent as set forth in Section 2(c) hereof.

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7.

Conditions to the Obligations of the Company.  The obligation of the Company to sell the Securities in the Securities Exchange at the Closing and the other obligations of the Company hereunder required to be performed on the Closing Date shall be subject to the satisfaction (or waiver by the Company) as of the Closing Date of the following conditions:

(i)

The Company shall have received the 2018 Notes.

(ii)

The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

(iii)

The Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by the Purchaser by the Closing Date.

(iv)

There shall be Effective Consent as set forth in Section 2(c) hereof.

8.

Restrictions on Transfer or Re-Sale.  The Purchaser understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, or (b) the Purchaser shall have delivered to the Company, at the cost of the Purchaser, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions and shall be reasonably acceptable to the Company, or other documentation satisfactory to the Company in its sole discretion, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, or (c) the Securities are sold or transferred to an affiliate of the Purchaser in a transaction that results in no change of beneficial ownership of the Securities and such affiliate agrees to sell or otherwise transfer the Securities only in accordance with this  Section 8 and is an “accredited investor” as such term is defined in Regulation D; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

9.

Legend.

(i)

The Notes shall contain the restrictive legend set forth on the form of Note attached hereto as Exhibit A.  The Warrants shall contain the restrictive legend set forth on the form of Warrant   attached hereto as Exhibit B.

10.

Miscellaneous.

(a)

Remedies.  Purchaser shall have all rights and remedies set forth in this Agreement and all of the rights that any Purchaser has under any law.  The Purchaser shall not bring any equitable action for any reason that is likely to affect the Company’s ability to engage in any aspect of its business.

(b)

Confidentiality.  Each party agrees that, except as otherwise compelled by law, court order or by a competent regulator, it will not issue any reports, statements or releases, in each case relating to this Agreement or the transactions contemplated hereby, without the prior written consent of the other party hereto.

(c)

Notices.  All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and sent by e-mail to the e-mail address specified next to such party’s email address set forth herein, or in person, by facsimile, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee as follows:

If to the Company:

General Cannabis Corp

6565 E. Evans Avenue

Denver, CO 80224

Attn:  Michael Feinsod, CEO

If to the Purchaser, to the address set forth on the signature page of the Purchaser attached hereto.

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All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of e-mail, personal delivery or delivery by facsimile, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

(d)

Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  Prior to the Closing, no party shall assign this Agreement or any rights or obligations hereunder to any person without the prior written consent of the other party.

(e)

Consent to Amendments.  Except as otherwise expressly provided herein, the provisions of this Agreement may not be amended and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, unless the Company obtains the written consent of a the holders of a majority in principal amount of the Notes.  No other course of dealing between the Company and the Purchaser or any delay in exercising any rights hereunder operate as a waiver of any rights of the Purchaser.

(f)

Survival of Representations and Warranties.  All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf.

(g)

Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(h)

Entire Agreement.  Except as otherwise expressly set forth herein, this Agreement and the Securities embody the complete agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or between the parties, written or oral, that may have related to the subject matter hereof in any way.

(i)

Counterparts.  This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(j)

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK, NEW YORK. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(k)

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(l)

Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

[Signature Page Follows.]

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[Signature Page to Securities Exchange Agreement.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE COMPANY:

GENERAL CANNABIS CORP

By:
	Name:	Michael Feinsod
	Title:	Chief Executive Officer

THE PURCHASER:

Name:

Address:

Email Address:

DATE OF PURCHASER EXECUTION:	, 2019

Exhibit A

Form of Note

[See attached]

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, OR AN EXEMPTION FROM REGISTRATION THEREUNDER, IN EACH CASE, TO THE EXTENT APPLICABLE HERETO.

SENIOR NOTE

$	, 2019

FOR VALUE RECEIVED, GENERAL CANNABIS CORP, a Colorado corporation (“Borrower”) hereby promises to pay to _______________________________ or registered assigns (“Holder”) on the date set forth below, (i) the aggregate principal sum of _________________ DOLLARS ($____________) , (ii) accrued and unpaid interest on the unpaid principal balance hereof in the amount set forth herein and (iii) any other amounts payable hereunder (collectively, the “Obligations”). This Senior Note (“Note”) is issued by the Borrower in exchange for Holder’s surrender and cancellation of a certain outstanding promissory note, including the cancellation of all outstanding obligations thereunder, pursuant to the terms of a Securities Exchange Agreement (“Securities Exchange Agreement”) dated the date hereof entered into between Holder and Borrower.  Capitalized terms used herein without further definition shall have the meanings ascribed to such terms in the Securities Exchange Agreement.

1.

Payment of Principal.  The principal amount of this Note, together with all unpaid interest accrued thereon and any other Obligations payable hereunder, shall be due and payable in full on October 31, 2020; provided that the Holder may extend such date (x) to October 31, 2021, upon written notice to the Company prior to October 31, 2020 and (y) to the extent the maturity date is extended pursuant to clause (x) of this sentence, to October 31, 2022, upon written notice to the Company after October 31, 2020 and prior to October 31, 2021 (such date, as the same may be extended pursuant to this Note, the “Maturity Date”).

2.

Accrual and Payment of Interest.  The unpaid principal balance due hereunder shall bear interest (“Interest”) at an annual rate of twelve percent (12%) (the “Interest Rate”) and shall be calculated on the basis of a year of twelve 30-day months, and the actual number of days elapsed for any partial month.  The Principal shall bear interest from and including the first day of an Interest Period to and including the last day of such Interest Period at a rate equal to the Interest Rate. “Interest Period” means, initially, the period commencing the day after the Closing Date and ending on and including the final day of the calendar quarter of the Closing Date, and thereafter, each quarterly period, or a partial quarterly period during which the Principal is repaid in full.  Interest shall be due and payable on the fifth Business Day following the end of an Interest Period.  All principal and Interest shall be due and payable on the Maturity Date.

3.

Optional and Mandatory Prepayment.  At any time prior to the Maturity Date the Borrower shall have the right to make full or partial payments of the unpaid principal balance and the Interest payable under this Note (“Prepayment”); provided that in the event any principal balance is prepaid prior to the six-month anniversary of the Closing Date, the total amount of Interest that shall be paid with respect to the portion of the principal amount so prepaid (including any previous payments of Interest) shall be equal to six months of Interest.  The Borrower shall prepay the Note in full out of the proceeds of a new debt or equity capital raise with net proceeds of more than $5,000,000.

4.

Default.

(a)

“Event of Default” shall mean the occurrence of one or more of any of the following events:

(i)

failure to pay in full and when due any installment of principal or Interest on the Note, which failure is not cured within thirty (30) days following the Company’s actual knowledge of such failure, or other material default of the Borrower with respect to any other representation and warranty or covenant under the Securities Exchange Agreement which material default is not cured within thirty (30) days following the Company’s actual knowledge of such failure;

(ii)

the liquidation, termination or dissolution of Borrower, or its ceasing to carry on actively its present business or the appointment of a receiver for its property; or

(iii)

the institution by or against the Borrower of any proceedings under the Bankruptcy Code 11 USC §101 et seq. or any other law in which the Borrower is alleged to be insolvent or unable to pay its debts as they mature, which proceeding is not dismissed within ninety (90) days after institution, or the making by the Borrower of an assignment for the benefit of creditors or the granting by the Borrower of a trust mortgage for the benefit of creditors.

(b)

Acceleration.  If an Event of Default shall occur, then the Super Majority, by written notice to the Borrower, may (i) declare the Obligations due hereunder to be immediately due and payable, whereupon the sum of (x) the outstanding principal amount of this Note and (y) the Interest and other amounts outstanding hereunder shall become and shall be forthwith due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law and/or hereunder.  Any payment pursuant to this Section 4 shall be applied first to the Interest owed under this Note, second, to any other Obligations (other than principal) owed hereunder and lastly to the principal balance of this Note.

Upon the occurrence of an Event of Default, without the approval of the Super Majority, the Holder shall have no right to undertake any of the types of actions described in clauses (i) or (ii) hereof or any other enforcement or collection action with respect to this Note. “Super Majority” shall mean the registered owners of more than 66.66% of the aggregate outstanding principal amount of (i) the Notes and (ii) up to $5,000,000 in additional senior notes with terms substantially identical to the Notes that the Company plans to issue and sell..

5.

No Security; Agreement to Subordinate to Bank Debt. This Note is not secured and no mortgage, security or lien is or shall be granted by the Borrower upon its assets as collateral security for the obligations of the Borrower evidenced thereby. This Note represents a senior debt obligation of the Borrower and will be senior in right of repayment to all subordinated debt obligations of the Borrower. Notwithstanding the foregoing, the Borrower may incur indebtedness for monies borrowed from banks, trust companies, insurance companies, and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Borrower to such institutions (“Bank Debt”), and any such Bank Debt may be senior in right of payment to this Note. The Holder agrees to execute any subordination agreement(s) the Borrower and the holders of Bank Debt may request to implement the aforesaid subordination of the Note to any Bank Debt incurred by the Borrower.  Except for Bank Debt, the Borrower may not incur any indebtedness senior in right of payment to the Note without the written consent of the Simple Majority.  “Simple Majority” shall mean the registered owners of more than 50.0% of the aggregate outstanding principal amount of (i) the Notes and (ii) up to $5,000,000 in additional senior notes with terms substantially identical to the Notes that the Company plans to issue and sell.

6.

Costs and Expenses.  Each of Borrower and Holder will pay its own expenses in connection with the transactions contemplated under the Securities Exchange Agreement and the issuance of this Note.  Borrower will pay or reimburse Holder for its reasonable costs and expenses incurred or paid by the Holder in collecting or attempting to collect or enforcing or attempting to enforce payment of any Obligation.

7.

Representations and Warranties of Borrower.  Borrower represents and warrants to Holder as follows as of the date hereof: (a) Borrower has the power and authority to execute, deliver and perform all obligations in accordance herewith, (b) the execution, delivery and performance by Borrower of this Note is within Borrower's legal powers, and do not contravene any law or any contractual restriction binding on or affecting Borrower; (c) no authorization or approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of this Note; (d) this Note constitutes the legal, valid and binding obligation of Borrower party thereto, enforceable against Borrower in accordance with its terms, except to the extent enforceability is limited by bankruptcy, insolvency, fraudulent conveyance, moratorium and other laws for the protection of creditors generally and by general equitable principles; and (e) there is no pending or, to Borrower's knowledge, threatened action or proceeding affecting Borrower before any governmental agency or arbitrator with respect to the transactions contemplated by this Note or which may materially adversely affect the property, assets or condition (financial or otherwise) of Borrower.

8.

Amendment. Except for the obligations to repay the outstanding principal on the Notes and to pay accrued Interest, the terms of the Notes (and this Note), including the Maturity Date and the Interest Rate, may be modified with the written consent of the Simple Majority and any such amendment shall be binding on all of the Holders.

9.

Persons Deemed Owners.  The person in whose name a Note is registered on the books and records of the Borrower shall be deemed to be the absolute owner thereof for all purposes, and payment of any principal or Interest on such Note shall be made only to the registered owner thereof or such owner’s legal representative.  All payments made to the registered owner or such owner’s legal representative shall be valid and effectual to discharge the liability of the Borrower upon this Note to the extent of the sum or sums so paid.

10.

Transfer. The Borrower will keep the registration and transfer books for this Note.  The Notes may be transferred only on the books of the Borrower.  This Note may not be transferred unless the Holder delivers to the Borrower a written opinion of legal counsel or otherwise satisfies the Borrower with respect to the compliance of such transfer with applicable securities laws and the transferee enters into a written agreement in form and substance acceptable to the Borrower pursuant to which the transferee agrees to be bound by all of the provisions of the Note.  Upon surrender or transfer of this Note at the principal office of the Borrower, duly endorsed for transfer or accompanied by a proper assignment duly executed by the registered owner or such owner’s attorney duly authorized in writing, and accompanied by the agreement and other documentation described in the preceding sentence, the Borrower will issue and deliver to the transferee a new, fully registered Note in like principal amount.

11.

Miscellaneous.

(a)

Incorporation of Terms of Securities Exchange Agreement.  The terms of the Securities Exchange Agreement are incorporated into the terms of this Note to the same extent as if set forth herein.  Such terms include but are not limited to the notice provisions, confidentiality, survival of representations and warranties, successors and assigns, governing law, waiver of right to jury trial, and other provisions set forth in the Securities Exchange Agreement.  In the event of an inconsistency between the terms of this Note and the terms of the Securities Exchange Agreement, the terms of this Note shall govern.

(g)

Severability.  Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Note shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(h)

Entire Agreement.  Except as otherwise expressly set forth herein, this Note and the Securities Exchange Agreement embody the complete agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or between the parties, written or oral, that may have related to the subject matter hereof in any way.

(i)

Counterparts.  This Note may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(j)

Governing Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS NOTE SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK, NEW YORK. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(k)

No Third Party Beneficiaries.  This Note is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(l)

Descriptive Headings.  The descriptive headings of this Note are inserted for convenience only and do not constitute a part of this Note.

 [Signature Page Follows]

[Signature Page to Senior Note]

IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

GENERAL CANNABIS CORP

By:
Name:
	Title:	President

AGREED TO AND ACCEPTED:

HOLDER

By:
Name:
Title:

Exhibit B

Form of Warrant

[See attached]

EXHIBIT B

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

GENERAL CANNABIS CORP

WARRANT

TO PURCHASE SHARES OF COMMON STOCK

No. GCCW-__

GENERAL CANNABIS CORP, a Colorado corporation (the “Company”), for value received, hereby certifies that _________________, or registered assigns (the “Holder”), is entitled to purchase from the Company, at the Purchase Price, ______________ (__) shares of the duly authorized, validly issued, fully paid and nonassessable shares the Company’s common stock with a par value of $0.001 (“Common Stock”), at any time or from time to time prior to 5:00 P.M., New York City time, on the Expiration Date, all subject to the terms, conditions and adjustments set forth below.

This is the Warrant (the “Warrant”, such term to include any such warrants issued in substitution therefor) referred to in and issued pursuant to the terms of that certain [Securities Exchange Agreement] [Securities Purchase Agreement] between the Company and the Holder (the “Agreement”).  This Warrant is entitled to the benefits of the Agreement and is also subject to the obligations imposed by the Agreement, including as relates to any restrictions on transfer of ownership of the Warrant.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Agreement.

1.

Definitions.  As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

“Acquisition” shall mean any sale or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than one-third of the outstanding voting securities of the surviving entity after the transaction.

“Business Day” shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed.  Any reference to “days” (unless Business Days are specified) shall mean calendar days.  In any circumstance where a date of determination under this Warrant falls on a date that is not a Business Day, it shall be deemed to be the next Business Day.

“Common Stock” shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

“Company” shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Expiration Date” shall mean the earlier to occur of (i) the Maturity Date (as defined in the Senior Note issued to the Holder by the Company on the date hereof (the “Note”)) and (ii) the closing of an Acquisition; provided that, if the Note is prepaid at any time pursuant to the terms thereof, the “Expiration Date” shall mean October 31, 2022.

“Person” shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

“Purchase Price” shall mean $1.30 per Warrant Share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Warrant Shares” shall mean the number of shares of Common Stock that can be purchased upon exercise of this Warrant.

2.

Exercise of Warrant.

2.1.

Manner of Exercise; Payment of the Purchase Price.

(a)

This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit ‘A’ (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form.

(b)

Payment of the Purchase Price shall be made in United States currency by cash or delivery of a check payable to the order of the Company or by wire transfer to the Company.

2.2.

When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof for all purposes.

2.3.

Delivery of Stock Certificates, Etc.; Charges, Taxes and Expenses.

(a)

As soon as practicable after each exercise of this Warrant, in whole or in part, the Company shall cause to be issued in such denominations as may be requested by the Holder in the Election to Purchase Shares, in the name of and delivered to the Holder or, subject to applicable securities laws, as the Holder may direct, the following:

(i)

a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise plus, if applicable, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, a Company check pursuant to Section 7.4, and

(ii)

in case such exercise is for less than all of the Warrant Shares a new Warrant or Warrants of like tenor, covering the balance of the Warrant Shares.

(b)

Issuance of Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company; provided, however, the Holder shall pay any applicable transfer or similar tax resulting from the issuance of Warrant Shares to any Person other than the Holder.

2.4.

Beneficial Ownership Limitation.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise the Holder (together with the Holder’s affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents), subject to a limitation on conversion or exercise analogous to the limitation contained herein, beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.4 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a an Election to Purchase Shares (in the form attached hereto as Exhibit ‘A’) shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Upon the written or oral request of a Holder, the Company shall within two trading days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.4 by an amount determined by the Holder in its sole discretion. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this Section 2.4 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.4 as may be necessary to correct any portion hereof which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 2.4 shall apply to a successor holder of this Warrant.

3.

Adjustments.

3.1.

Stock Dividends, Splits.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on the outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect.  The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3.  The number of Warrant Shares that the Holder shall thereafter, be entitled to receive on the exercise hereof as provided in Section 2, shall be increased to a number determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3) be in effect, and the denominator is the Purchase Price in effect on the date of such exercise.

4.

Warrants Callable by Company.  The Company shall have the right to redeem the Warrants at any time if (i) the closing price of the Common Stock is above $5.00 per share (subject to adjustment and readjustment from time to time as provided in Section 3) on ten (10) consecutive trading days following the

Closing Date as reported for the primary exchange on which the Common Stock is listed. If the Company has the right to call the Warrants and it elects to do so, it will deliver written notice to the Holder that the Company intends to redeem the Warrants at a price of $0.01 per Warrant (the “Call Price”) on the thirtieth (30th) day following the date of that notice (or, if that day is not a trading day for the Common Stock, then on the next following day that is a trading day for the Common Stock (the “Call Date”), and the Company shall then redeem all Warrants to the extent the Warrants have not been exercised in accordance with Section 2 by the trading day preceding the Call Date. The Company shall pay the redemption money to the Holders entitled to it upon surrenders by them of their Warrants for redemption. The Company shall cancel all Warrants surrendered for redemption.  All rights to exercise the Warrants shall terminate as of the end of the trading day preceding the Call Date.

4.1.

Acquisition of Company.  In the event of a proposed Acquisition of the Company, the Company shall provide the Holder with all information with respect to the Acquisition that is otherwise provided to shareholders of the Company at such time and from time to time during the pendency of the Acquisition, including (but not limited to) the proposed price to be paid in the proposed Acquisition.  The Holder shall have the right to exercise this Warrant on or prior to the closing date with respect to the proposed Acquisition; if the Warrant is not exercised on or prior to such closing date, the Warrant shall expire upon the occurrence of the closing of the Acquisition.

5.

Certificate as to Adjustments.  In each case of any adjustment or readjustment pursuant to Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate, signed by the Chief Financial Officer, or Corporate Secretary of the Company, setting forth such adjustment or readjustment (including but not limited to the Purchase Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment or readjustment) and showing in reasonable detail the method of calculation thereof.  Such certificate shall constitute an amendment to this Warrant and shall be delivered to the Holder in the manner provided in Section 8.  Upon request of the Holder, the Company shall issue a new Warrant that reflects the terms of any such adjustment or readjustment reflected in any such certificate issued hereunder.

Regardless of any adjustment or readjustment in the Purchase Price or the number of Warrant Shares or other securities actually purchasable under the Warrant (or the issuance of any certificate with respect thereto pursuant to this Section 5), any Warrant may continue to express the Purchase Price and the number of Warrant Shares purchasable under the Warrant as the price and number of shares were expressed on the Warrant when initially issued, subject to the Holder’s rights hereunder to exchange the Warrant for a new Warrant that reflects the terms of any such adjustment or readjustment.

6.

Reservation of Stock, Etc.  The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, 100% of the number of Warrant Shares from time to time issuable upon exercise of all Warrants at the time outstanding.  All Warrant Shares issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges, except for the payment of applicable transfer or similar taxes by the Holder upon issuance to a Person other than the Holder.  Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised portion of this Warrant.

7.

Registration and Transfer of Warrants, Etc.

7.1.

Warrant Register; Ownership of Warrants.  Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company’s election and expense, by a warrant agent or the Company’s Transfer Agent.  The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes.  A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

7.2.

Transfer of Warrants and Compliance with Securities Laws.

(a)

Neither this Warrant nor any interest therein may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the Holder and the transferee or assignee thereof and with the provisions with respect to transfers set forth in the Letter Agreement.  Subject to such compliance, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment, attached hereto as Exhibit B, at the principal office of the Company.  Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred and to the transferee a new Warrant of like tenor, in the name of the transferee, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were so transferred.

(b)

The Holder, by acceptance of this Warrant, acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act and represents and warrants to the Company that this Warrant is being acquired for investment and not for distribution or resale, solely for Holder’s own account and not as a nominee for any other person, and that Holder will not offer, sell, pledge or otherwise transfer this Warrant or any Warrant Shares except (i) in compliance with the requirements for an available exemption from the Securities Act and any applicable state securities laws, or (ii) pursuant to an effective registration statement or qualification under the Securities Act and any applicable state securities laws.

7.3.

Replacement of Warrants.  On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

7.4.

Fractional Shares.  Notwithstanding any adjustment pursuant to Section 3, if the Common Stock shall be listed on a national securities exchange, the Company then shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares.  In lieu of fractional shares, the Company then shall make payment to the Holder of an amount in cash equal to such fraction multiplied by the closing bid price on the principal trading market of a share of Common Stock on the date of exercise of this Warrant.

7.5

No  Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

8.

Notices.  Any notices, consents, waivers or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been given (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, receipt confirmed; (iii) three days after being sent by U.S. certified mail, return receipt requested; or (iv) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

General Cannabis Corp
6565 E. Evans Avenue
Denver, CO 80224
Attn:  Michael Feinsod
Email:  _____________

If to the Holder:

_____________
_____________
_____________
Email:  _____________
Attention:  _____________

Each party shall provide five days’ prior written notice to the other party of any change in address.  Notwithstanding the foregoing, the exercise of this Warrant shall be effective in the manner provided in Section 2.

9.

Amendments.  This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

10.

Descriptive Headings, Etc. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.  Unless the context of this Warrant otherwise requires:  (a) words of any gender shall be deemed to include each other gender; (b) words using the singular or plural number shall also include the plural or singular number, respectively; (c) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (d) the word “including” and words of similar import when used in this Warrant shall mean “including, without limitation,” unless otherwise specified; (e) ”or” is not exclusive; and (f) provisions apply to successive events and transactions.

11.

Governing Law.  This Warrant shall be governed by, and construed in accordance with, the laws of the State of Colorado (without giving effect to the conflict of laws principles thereof).

12.

Judicial Proceedings.  Any legal action, suit or proceeding brought against the Company with respect to this Warrant may be brought in any court located in Denver County, State of Colorado, and by execution and delivery of this Warrant, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Warrant or its subject matter may not be enforced in or by such court.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be issued as of the ___ day of September, 2019.

GENERAL CANNABIS CORP

By:
Name:
Title:

EXHIBIT A to
Warrant

GENERAL CANNABIS CORP

ELECTION TO PURCHASE SHARES

The undersigned hereby irrevocably elects to purchase __ shares of no par value Common Stock (“Common Stock”), of GENERAL CANNABIS CORP (the “Company”) by exercising the warrant (the “Warrant”) dated _______ __, 20__ and issued to the undersigned, and hereby makes payment of $___________ therefor.  The undersigned hereby requests that the certificate(s) for such shares and payment for fractional shares be issued and made as follows:

ISSUE/PAY TO*: _____________________________________________________________

(NAME)

____________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

____________________________________________________________________________

(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO: ________________________________________________________________

(NAME)

____________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased be issued and delivered as follows:

ISSUE TO*: __________________________________________________________________

(NAME OF HOLDER)

____________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

DELIVER TO: ________________________________________________________________

(NAME)

____________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

In order to induce the Company to give instructions to its transfer agent to issue the shares of Common Stock being purchased upon exercise of the Warrant, the undersigned hereby represents and warrants that the undersigned is an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933, as amended.

[Signature page follows]

*     If other than the Holder specified on the Warrant delivered with this Election to Purchase Shares, the transfer is subject to compliance with applicable securities laws and the payment by the Holder of any applicable transfer or similar taxes.

A-1

[Signature Page to Election to Purchase Shares]

Individual(s):

Signature (exactly as name appears on stock certificate(s) tendered)	Signature of spouse, joint tenant, tenant in common, or other required signature

Print or type name	Print or type name

Entity:

Print or type name of entity (exactly as name appears on stock certificate(s) tendered)

By:
Name:
Title:

(Unless waived by the Company, all signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program.)

A-2

EXHIBIT B to
Warrant

ASSIGNMENT

FOR VALUE RECEIVED, and subject to compliance with applicable securities laws and payment of any applicable transfer taxes, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase no par value Common Stock of GENERAL CANNABIS CORP (the “Company”) represented by the Warrant dated ______________, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Warrant Shares

and does hereby irrevocably constitute and appoint any officer of the Company to make such transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Date: ____________________

(Unless waived by the Company, all signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guaranty program.)